Schedule of Investments July 31, 2023 (Unaudited)
Jackson Square SMID-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 98.0%
Communication Services - 11.2%
New York Times - Class A	1,501,753	$61,211,452
Warner Music Group	950,211	29,979,157
		91,190,609
Consumer Discretionary - 8.6%
Papa John's International	193,702	16,019,155
Peloton Interactive *	1,657,400	16,093,354
Wyndham Hotels & Resorts	488,389	38,055,271
		70,167,780
Consumer Staples - 5.6%
Grocery Outlet Holding *	1,367,246	45,734,379

Financials - 8.7%
LendingClub *	2,247,588	18,857,263
LPL Financial Holdings	92,560	21,229,562
MarketAxess Holdings	44,477	11,974,098
Ryan Specialty Holdings *	439,172	19,033,715
		71,094,638
Health Care - 17.9%
Bio-Techne	352,176	29,371,479
Charles River Laboratories International *	74,924	15,699,575
Masimo *	239,318	29,268,591
Molina Healthcare *	82,614	25,155,137
Pacific Biosciences of California *	1,775,677	23,456,693
STAAR Surgical *	425,386	23,298,391
		146,249,866
Industrials - 21.1%
Clean Harbors *	212,847	35,387,942
Graco	375,033	29,751,368
Hexcel	300,537	21,241,955
Howmet Aerospace	571,311	29,216,845
SiteOne Landscape Supply *	164,506	27,966,020
Westinghouse Air Brake Technologies	241,837	28,643,174
		172,207,304
Information Technology - 20.7%
Aspen Technology *	174,399	31,130,222
Bill.com Holdings *	141,649	17,754,286
Dolby Laboratories - Class A	190,402	16,871,521
Elastic *	442,907	29,431,170
Lattice Semiconductor *	191,150	17,383,181
Okta *	255,855	19,665,015
Wix.com *	393,175	37,084,266
		169,319,661
Materials - 4.2%
FMC	360,397	34,681,003
TOTAL COMMON STOCKS
(Cost $743,159,506)		800,645,240

SHORT-TERM INVESTMENT - 2.5%
Money Market Deposit Account - 2.5%
U.S. Bank N.A., 3.41% ^
Total Money Market Deposit Account	20,077,186	20,077,186
TOTAL SHORT-TERM INVESTMENT
(Cost $20,077,186)		20,077,186

Total Investments - 100.5%
(Cost $763,236,692)		820,722,426
Other Assets and Liabilities, Net - (0.5)%		(4,291,065)
Total Net Assets - 100.0%		$816,431,361

*	Non-income producing security.
^
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2023.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of July 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$800,645,240	$-	$-	$800,645,240
Short-Term Investment	20,077,186	-	-	20,077,186
Total Investments in Securities	$820,722,426	$-	$-	$820,722,426

Refer to the Schedule of Investments for further information on the classification of investments.